Advance for investment (Tables)	6 Months Ended
Sep. 30, 2022
Advance for investment
Advance for investment

	As of
	September	March 31,
	30, 2022	2022
Advance for investment(1)	$1,840,897	$1,732,775
Total	$1,840,897	$1,732,775

(1)Advance for investment: The Group made a down payment of $1.7 million (RMB 11,000,000) and $0.3 million (RMB 2,070,000) to the shareholder of Wuxi Talent Home Information Technology Co. Ltd., (“Wuxi Talent”) for the purpose of 100% share purchase and long-term investment on March 7, 2022 and April 8, 2022, respectively. However, by September 30th, 2022, the company still has not paid the left $0.3 million (RMB 1,930,000) and the agreed 791,667 ordinary shares of EDTK to the shareholder of Wuxi Talent, and has not assigned their own management and financial staff to Wuxi Talent, so the control of Wuxi Talent was not transferred to the Company yet. Therefore, the payment at the amount of $1,840,897 (RMB13,070,000) is a deposit towards the future purchase.